UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2011

TrustCo Bank Corp NY
(Exact Name of Registrant as Specified in Charter)

New York
(State or Other Jurisdiction of Incorporation)

New York	0-10592	14-1630287
State of Other Jurisdiction or Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE
GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 – Other Events

Attached hereto as Exhibit 99(a), and incorporated by reference herein, is the management presentation of TrustCo Bank Corp NY (the “registrant”) to be used in connection with the offering of common stock under the registrant’s Registration Statement on Form S-3 (File No. 333-174331).

Item 9.01 – Financial Statements and Exhibits

99.(a)           Presentation by TrustCo Bank Corp NY management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTCO BANK CORP NY

By:	/s/ Robert T. Cushing
Robert T. Cushing
Executive Vice President and
Date: June 15, 2011

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Exhibits Index
The following exhibits are filed herewith:

Exhibit No.	Description

99(a)	Presentation by TrustCo Bank Corp NY management

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